UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 20, 2009

BOND LABORATORIES, INC.

Nevada	333-137170	20-3464383
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number )	(I.R.S. Employer Identification No.)

777 S. Highway 101, Suite 215 Solana Beach, CA	92075
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 858-847-9000
(Name, address, including zip code, and telephone number, including area code, of agent for service of process)

NOT APPLICABLE
(Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms "we", “us", “our", “our company" refer to Bond Laboratories, Inc., a Nevada corporation.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

Item 1.01.    Entry into a Material Definitive Agreement

On December 31, 2008 (the “Initial Closing”), the Company  entered into a Series B Preferred Purchase Agreement (“Preferred Purchase Agreement”) with Vicis Capital Master Fund (“Vicis”), pursuant to which we issued 125 shares of our newly created 10% Cumulative Perpetual Series B Preferred Stock (“Series B Shares”) for $10,000 per Series B Share  (the “Series B Financing”), resulting in gross proceeds to the Company of $1.25 million.  In connection with the Series B Financing, 60,000 shares of our common stock, $.0001 par value per share ("Common Stock"), were issued to Vicis for each Series B Share purchased, resulting in the issuance of 7,500,000 shares of Common Stock in the aggregate.  Under the terms of the Preferred Purchase Agreement, we may issue additional Series B Shares for $10,000 per share.

On April 20, 2009, under the terms and conditions of the Preferred Purchase Agreement, we issued 78.3 Series B Shares to approximately 10 investors”, resulting in gross proceeds to the Company of $783,000.

On December 31, 2008, we amended our Certificate of Incorporation to designate 1,000 shares of our preferred stock, $0.01 par value per share, as 10% Cumulative Perpetual Series B Preferred Stock. Each share of Series B Preferred Stock has a stated value of $10,000 per share (the “Stated Value”), a liquidation preference equal to the Stated Value, and is non-convertible.  Upon liquidation, the Series B Shares shall rank senior to the Company’s Common Stock, and the Series A Convertible Preferred Stock.  Under the terms of the Certificate of Designation of the Relative Rights and Preferences of the Series B Shares, the Company is prohibited from creating any series of equity securities that by their terms rank senior or pari-passu to the Series B Shares, without the affirmative vote or consent of the holders of at least three-fourths of the issued and outstanding Series B Shares.  Holders of Series B Shares are entitled to receive, on each Series B Share, cumulative cash dividends at a per annum rate of 10% on the (i) the amount of $10,000 per Series B Share and (ii) the amount of accrued and unpaid dividends on each Series B Share.    Other than as provided by applicable Nevada law, and except with respect to transactions upon which the Series B Shares shall be entitled to vote separately as a class, holders of Series B Shares have no voting rights.  The Company has the right to redeem the Series B Shares at a redemption price equal to the sum of $10,000 per Series B Share and the accrued and unpaid dividends thereon.

The foregoing description of the private placement of the Series B Preferred Stock and the specific terms of the Series B Preferred Shares is qualified in its entirety by reference to the provisions of the form of Preferred Purchase Agreement, and the form of Certificate of Designations, Preferences and Rights of Series B Preferred Stock, incorporated by reference to this report as Exhibits 10.1, and 4.1 and incorporated herein by this reference.

On April 15, 2009, we entered into a twelve month Line of Credit Agreement with U.S. Bancorp (the “Provider”). Pursuant to this Line of Credit, the Company may draw down up Two Hundred and Fifty-Thousand Dollars ($250,000) secured by the Company’s inventory. Under the terms of the line of credit the Company will pay an annual rate equal to 3.5% plus the one month Libor rate not to be less than 4.5%.

Item 3.02.    Unregistered Sales of Equity Securities

As described under Item 1.01 above, on December 31, 2008, we issued 125 Series B Shares and 7,500,000 shares of our Common Stock, resulting in gross proceeds to the Company of $1.25 million.  On April 20, 2009, under the terms and conditions of the Preferred Purchase Agreement, we issued 78.3 Series B Shares to approximately 10 investors”, resulting in gross proceeds to the Company of $783,000.

Proceeds from the Series B Financing will be used for working capital purposes.  The foregoing securities were sold in a private placement transaction to a single accredited investor without engaging in general solicitation of any kind pursuant to the exemption from registration provided by Section 4(2) of the Securities Act and Rule 506 of Regulation D thereunder.

Item 9.01. Financial Statements, Pro Forma Financial Information And Exhibits.

(d) Exhibits

4.1 Certificate of Designations of Series B Preferred Stock (1) 10.1 Form of Series B Preferred Purchase Agreement, dated December 31, 2008 (1)

(1) Incorporated by reference to the exhibit of the same number filed by the Company with the Securities and exchange Commission on Form 8-K on January 23., 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

April 24, 2009

Bond Laboratories, Inc. By: /s/ Scott Landow
Scott Landow
Chief Executive Officer, Director